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                         DOVER LONG/SHORT SECTOR FUND
                             Institutional Shares
                                   A Shares

                      SUPPLEMENT DATED NOVEMBER 16, 2007
                     TO PROSPECTUS DATED OCTOBER 11, 2007

             THIS SUPPLEMENT IS EFFECTIVE AS OF DECEMBER 16, 2007

THE FEE TABLE ON PAGE 6 IS REVISED AS FOLLOWS:

                                                       Institutional
                                                          Shares      A Shares
                                                       ------------- ----------
Redemption Fee (as a percentage of amount redeemed)...  1.00%/(3)/   1.00%/(3)/
Exchange Fee (as a percentage of amount redeemed).....  1.00%/(3)/   1.00%/(3)/

FOOTNOTE 3 TO THE FEE TABLE ON PAGE 6 IS REVISED AS FOLLOWS:

(3) Shares redeemed or exchanged within 90 days of purchase will be charged a fee of 1.00% of the amount being redeemed or exchanged, subject to limited exceptions. See "Selling Shares--Redemption Fee" and "Exchange Privileges" for additional information.

THE FIRST SENTENCE OF THE SECTION ENTITLED "REDEMPTION FEE" ON PAGE 20 IS REVISED AS FOLLOWS:

The sale of the Fund's Shares is subject to a redemption fee of 1.00% of the amount being redeemed for any sale of shares made within 90 days from the date of purchase.

THE FIRST SENTENCE OF THE SECOND PARAGRAPH IN THE SECTION ENTITLED "EXCHANGE PRIVILEGES" ON PAGE 26 IS REVISED AS FOLLOWS:

In addition, if you exchange shares within 90 days of purchase, you will be charged a redemption fee of 1.00% of the amount being redeemed or exchanged, subject to limited exceptions.

                                  *    *    *

                      PLEASE RETAIN FOR FUTURE REFERENCE.